Investor Update
February 2007

Focused, Experienced, Successful
•
IPO January 1994
–
Exclusively multifamily
–
Strong public company platform
–
$3 billion total capitalization
•
High quality portfolio
–
40,293 units
–
138 communities
–
13 states
•
Experienced management
–
Disciplined investment
–
Conservative strategy
–
Aggressive operations
•
Solid returns to shareholders
–
3-year return, 25.5% annual
–
Since IPO, 17.7% annual

Sunbelt region focus…high growth markets...more stable demand side performance
Three tier market strategy…diversified performance and investment profile…drives superior risk adjusted performance through full market and economic cycles
Extensive network and deal flow…disciplined investment hurdle protocols…
realistic underwriting…solid record of disciplined capital deployment
High quality apartment real estate…desirable apartment housing catering to largest rental market segment…more stable demand and performance
Strong and experienced operating platform…competitive regional advantages in asset management and property management operations…focus on efficiency
Disciplined model for creating value with a proven record of stable performance
Disciplined Strategy for Creating Value

Figure 3: Interim Projections: Percent Distribution of Population Growth by Region of the United States, 2000 to 2030
60.0
50.0
40.0
30.0
20.0
10.0
0.0
5.0
7.4
52.4
35.2
Northeast
Midwest
South
West
Source: U.S. Census Bureau, Population Division, Interim State Population Projections, 2005

Figure 4: Interim Projections: Percent Distribution of Population by Region of the United States, 2000 to 2030
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
18.0
18.6
18.1
17.6
17.0
16.4
15.9
22.9
22.3
21.8
21.3
20.7
20.0
19.4
35.6
36.2
36.8
37.4
38.0
38.7
39.4
22.6
22.9
23.4
23.9
24.3
24.8
25.3
2000
2005
2010
2015
2020
2025
2030
Northeast
Midwest
South
West
Source: U.S. Census Bureau, Population Division, Interim State Population Projections, 2005

MAA’s investment region
is expected to capture
higher demand for
multifamily housing as
compared to other
regions of the U.S.
MAA’s three-tier market
strategy drives lower
volatility and higher risk
adjusted performance results
Focus on High Growth Region

Mid Tier
Markets
37.5%
Jacksonville, FL
Austin, TX
Nashville, TN
and Others
Large Tier
Markets
31.9%
Dallas, TX
Atlanta, GA
Tampa, FL
and Others
Small Tier
Markets
30.6%
Savannah, GA
Charleston, SC
Lakeland, FL
and Others
Three-Tier Market Strategy
•
Captures broad benefits of
high growth region…with
lower volatility
•
Sophisticated operating
platform provides competitive
advantages in many markets
throughout the region
•
Balance sheet and strong due
diligence team provides
ability to execute an attractive
“close” program…competitive
advantage in many markets
•
More recession resistant
performance…lower volatility

Competitive Edge – Deal Flow
•
Long-term regional focus
–
Extensive broker network
–
Owner relationships
•
Efficient due diligence
–
In-depth market knowledge
–
Highly efficient and thorough
capital assessment program
•
Stronger balance sheet
–
Fewer contingencies
–
Can handle existing debt
•
Developer attraction
–
Multiple phase developments
–
Off market opportunities

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Competitive Edge - Operations
•
Innovative Solutions for
Key Processes
–
Marketing and leasing
–
Payment processing
–
Utility billing integration
–
Vacant utility integration
–
Pricing protocol
–
Lease expiration mgmt
–
Unit turn management
–
Operating expense efficiency
•
Cutting Edge
Technologies
–
Web based property mgmt
–
Yield management platform
–
Web based credit check
–
Web based criminal check
–
Web based leasing
–
Web based payment
process

•
Struggling lease-up (70%
occupied)
•
MAA advantage
–
Ability to carry asset till
stabilized
–
Marketing expertise
–
Extensive market knowledge
–
Re-staffed property
–
Up-graded on site systems
•
Stabilized property in 9 months
Year Acquired:	2003	Gross Investment:	$40.9M
Units:	501	Current Market Value (6% Cap Rate):	$62.0M
Purchase Price:	$40.5M	Value Created:	$21.1M
Capex-to-Date:	$.4M	Leveraged Return (Cash on Cash IRR):	38%
Lighthouse Court, Jacksonville
Creating Value: Case Study 1

Year Acquired:	1995	Gross Investment:	$12.4M
Units:	400	Current Market Value (6.5% Cap Rate):	$31.4M
Purchase Price:	$9.3M	Value Created:	$19.0M
CapEx-to-Date:	$3.1M	Leveraged Return (Cash on Cash IRR):	33%

•
Underperforming and undercapitalized
property in desirable sub-market
•
Difficult resident profile
•
MAA advantage
–
Repositioning expertise
–
Capital improvement expertise
–
Repositioned resident profile
–
Marketing expertise
–
Repositioned property reputation
–
Financing expertise (tax-free bonds)
St. Augustine, Jacksonville
Creating Value: Case Study 2

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

FFO/Share
Dividend/Share
A focus on high growth
region and a unique
three-tier portfolio
strategy
Disciplined investment
practices and capital
deployment
High quality of
earnings
Strong asset management
and property management
platforms
Combine to create more stable performance through down cycles, strong base for performance through up cycles and
higher risk adjusted performance returns through full cycles
Strong and Dependable Results

Solid Internal Growth Prospects
•
Well positioned in high growth region
–
MAA now positioned in seven of the top ten
national markets for job growth and new
household formation over next 10 years
–
Austin, Phoenix, Orlando, Jacksonville,
Tampa, Dallas, Atlanta
–
Muted new supply pressures should
continue for some time
–
Concrete, masonry, doors/windows,
finishes, mechanical, electrical…up an
average of 69.6% from 3/02 – 1/07
–
Minimal exposure to condo reversion
–
Single-family pricing has remained stable
•
New yield management pricing platform
expected to drive “out-performance” revenue
growth results
•
Redevelopment initiative across the portfolio will
continue to drive “out performance” rental
increases
•
New web based technology interfaces and
support systems are generating new revenue
and cost efficiency opportunities

Growth Upside - Interior Upgrade
Brentwood Downs
Nashville, TN
49 Units Completed
14% rent increase
Runaway Bay
Charleston, SC
138 Units Completed
36% rent increase

Improving Growth Prospects
•
Acquisition market remains competitive
•
However, broader market focus and expanded
product focus will widen field of opportunity
•
FL market opportunities increasing
•
New value-add development will begin to
make a growing impact in late ’07 – ’08
•
JV initiative will also expand growth
opportunities

Three new “value add” new development projects currently
underway. At stabilization new units are projected to deliver
± 7.5% NOI yields and contribute $1.3M FFO
Brier Creek Phase II
Raleigh, NC
200 Units
Construction underway
Initial occupancy 2Q07
Projected stabilization
2Q08
St. Augustine at the Lake II
Jacksonville, FL
124 Units
Construction start 2Q07
Initial occupancy 4Q07
Projected stabilization
3Q08
Copper Ridge
Dallas, TX
216 Units
Construction start 2Q07
Initial occupancy 1Q08
Projected stabilization
1Q09
New “Value Add” Development

Strong Joint Venture Platform
•
Experienced with JV programs
–
Blackstone ’98 – ’01
–
Crow Holdings ’01 – ’04
–
Crow Holdings ’04 – ’06
•
Average IRR’s captured for MAA
range 30% - 38%
•
Opportunity to further “monetize”
  and leverage value of deal flow,
asset management and property
management platforms
•
Value add redevelopment program
opportunity

40.0%
42.5%
47.5%
2000
2001
2002
2004
Debt/Market Cap
Debt+Pref/Market Cap

Mid-America’s balance sheet has significantly improved over the last few years.
Coverage ratios and capacity are more in line with sector averages;
especially when considering lower risk investment and growth strategy.
Solid Balance Sheet Position
•
Leverage (debt + preferred as a %
of gross assets) has been
materially reduced over the last 2
years
•
Added $130MM of debt capacity in
2006 (total $219MM current
capacity)
•
Agency credit facilities provide cost
efficient and flexible debt financing
•
Leverage and coverage ratios now
make investment grade corporate
debt program a viable option

FFO/share
$3.40 - $3.60
AFFO/share
$2.77 - $2.97
Guidance for 2007
•
Same store NOI 5% - 6%
•
$28MM new development
•
$6MM redevelopment
•
$150MM core acquisitions
•
$150MM JV acquisitions
•
Long-term value/current year
“headwind”
–
Transition to net pricing ($.02 –
$.04)
–
Series F Preferred refi ($.02)
–
Lease up, new development ($.09)
–
Asset sales ($.02)
•
Recurring CapEx $.63/share

50%
40%
30%
20%
10%
0%
-10%
AEC MAA ASN AIV PPS AVB EQR HME UDR CLP ESS CPT BRE

160%
140%
120%
100%
80%
60%
40%
20%
0%
AVB ESS CPT BRE ASN UDR MAA EQR HME CLP AIV PPS AEC

70%
60%
50%
40%
30%
20%
10%
0%
AVB BRE ESS ASN PPS EQR CPT HME MAA UDR AIV CLP AEC

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
AIV HME AEC MAA UDR EQR ESS ASN CPT BRE PPS CLP AVB

MAA’s projected AFFO growth
compares favorably to sector…
MAA’s AFFO payout ratio in line
with the sector…
MAA’s balance sheet capacity and
strength is in line with sector…
2007E AFFO Growth*
2006E AFFO Payout*
Debt/Total Entity Value*
Especially when considering development
funding obligations and risks…
CIP/Total Entity Value*
*Morgan Stanley, Weekly Statistical Supplement, January 26, 2007
Sector Comparisons

AFFO Multiples 2007E*
MAA priced at sector average AFFO Multiple is $73/share
*Morgan Stanley, Weekly Statistical Supplement, January 26, 2007   **Current implied cap rates are Morgan Stanley estimates…inverted the sign for the current and long run premium (discount) so that a positive number represents more expensive (Weekly Stat Summary, January 26,
2007)
However, MAA still provides an attractive
price/FFO option within the sector
MS Weekly Stat Supp	Current	Prm. (Dsc.)	Long Run Prm./(Dsc.)
AIV	6.6%	-19.2%	-8.6%
ASN	4.7%	14.9%	3.5%
AVB	4.4%	20.7%	0.9%
BRE	4.9%	11.1%	11.7%
CPT	5.8%	-4.0%	-4.8%
EQR	5.1%	7.8%	0.1%
ESS	5.2%	7.3%	6.6%
HME	6.1%	-10.3%	-5.9%
MAA	6.9%	-24.3%	-11.2%
PPS	6.2%	-11.5%	-4.5%
UDR	5.9%	-6.0%	-1.9%
Avg	5.4%	0.6%	1.5%
And is currently providing a discount
to long-term pricing comparison
Implied Cap Rate**
Sector Comparisons

Investment Summary
•
Focus on high growth region
•
Proven investment disciplines
•
High quality earnings
•
Competitive edge in deal flow
•
Redevelopment upside
•
Value add new development
•
Innovative asset management
•
Aggressive property management
•
Proven JV platform & opportunity
•
Strengthened balance sheet
•
Positioned for strong performance
•
MAA is a proven performer
•
Current attractive pricing
opportunity

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such
forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

End of Presentation